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                                                                    Exhibit 2(c)

                                  AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE

            This AMENDMENT TO THE AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made as of May 14, 1998, by and among PsychPartners, L.L.C., an Alabama limited liability company, for itself and on behalf of its direct and indirect wholly-owned subsidiaries that are parties to the Purchase Agreement (as defined below)(collectively, the "Purchasers"), and Apogee, Inc., a Delaware corporation, for itself and on behalf of certain of its direct and indirect subsidiaries that are parties to the Purchase Agreement (collectively, the "Sellers").

                                    RECITALS:

            WHEREAS, the parties hereto entered into that certain Agreement of Purchase and Sale, dated as of December 26, 1997 (the "Purchase Agreement"), which provides for the purchase by Purchasers of certain of the assets and stock of Sellers; and

            WHEREAS, the parties hereto amended the Purchase Agreement, by letter dated April 3, 1998, to extend the Termination Date (as defined in the Purchase Agreement) to May 30, 1998; and

            WHEREAS, the parties hereto desire to further amend and supplement certain provisions of the Purchase Agreement as set forth below.

            NOW, THEREFORE, on consideration of the mutual covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Terms. Capitalized terms used herein and not defined herein shall have the meaning set forth in the Asset Purchase Agreement.

            2. Amendment to Purchase Agreement.

            (a) The cover page of the Purchase Agreement is hereby amended by adding, immediately following "PsychPartners, Inc ", the following parties:

            PsychPartners MPG, Inc.
            PsychPartners North Florida, Inc.
            PsychPartners of Florida, Inc.

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            (b) The first paragraph of the Purchase Agreement is hereby amended by adding, immediately following the words, "PsychPartners Mid-Atlantic, Inc., a Delaware corporation", the following:

            "PsychPartners MPG, Inc., a Delaware corporation, PsychPartners North Florida, Inc., a Delaware corporation, and PsychPartners of Florida, Inc., a Delaware corporation"

            (c) All references in the Purchase Agreement to "Purchasers" shall include PsychPartners of Florida, Inc., a Delaware corporation, PsychPartners MPG, Inc., a Delaware corporation and PsychPartners North Florida, Inc., a Delaware corporation.

            (d) The cover page of the Purchase Agreement is hereby further amended by deleting "AGP Acquisition, Inc." in its entirety and substituting therefor, "AGP Acquisition Corp."

            (e) All references to "AGP Acquisition, Inc." in the Purchase Agreement shall be deleted in their entirety and "AGP Acquisition Corp." shall be substituted therefor.

            (f) All references to the phrase "November 30" in Section 1.7(a) of the Purchase Agreement shall be deleted in their entirety and "December 31" shall be substituted therefor.

            (g) All references to the word "November" in Section 1.7(a) of the Purchase Agreement, other than references to "November 30", shall be deleted in their entirety and the word "December" shall be substituted therefor.

            4. Acknowledgement by Additional Purchasers. By signing the agreement below where indicated, PsychPartners North Florida, Inc., PsychPartners MPG, Inc. and PsychPartners of Florida, Inc. agree to be bound by all terms and conditions of the Purchase Agreement, as heretofore and hereby amended.

            5 Effect on Purchase Agreement. Except as expressly modified hereby or as necessary to conform to the express terms hereof, all terms and conditions of the Purchase Agreement, as heretofore amended, shall remain in full force and effect.

            6. Counterparts. This Agreement may be executed in several counterparts, and by the parties on separate counterparts, and all such counterparts, which so executed and delivered, shall constitute but one and the same agreement.


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       APOGEE, INC.


                                      /s/ Lawrence M. Davies
                                 ----------------------------------------------
                                 By:  Lawrence M. Davies
                                 Its: President

                                       PSYCHPARTNERS, L.L.C.


                                      /s/ Emmett E. McLean
                                 ----------------------------------------------
                                 By:  Emmett E. McLean
                                 Its: Senior Vice President

                                 Acknowledged and Agreed To By:

                                       PSYCHPARTNERS NORTH
                                       FLORIDA, INC.


                                      /s/ Emmett E. McLean
                                 ----------------------------------------------
                                 By:  Emmett E. McLean
                                 Its: Secretary

                                       PSYCHPARTNERS OF FLORIDA, INC.


                                      /s/ Emmett E. McLean
                                 ----------------------------------------------
                                 By:  Emmett E. McLean
                                 Its: Secretary

                                       PSYCHPARTNERS MPG, INC.


                                      /s/ Emmett E. McLean
                                 ----------------------------------------------
                                 By:  Emmett E. McLean
                                 Its: Secretary

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